UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

Celsius Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903Your vote matters !Celsius Holdings, Inc. Annual Meeting of Stockholders Thursday, May 28, 2026 8:00 AM, Eastern Time The Annual Meeting will be held live via the Internet—for more details, please visit www.proxydocs.com/CELH.You must register to attend the meeting online and/or participate at www.proxydocs.com/CELHFor a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CELHTo vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material for this meeting and/or future meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 18, 2026.Meeting Materials: Notice of Meeting, Proxy Statement & Annual Report on Form 10-K, and Proxy Card Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 28, 2026 For Stockholders of record as of April 1, 2026To order paper materials, use one of the following methods. Internet: www.investorelections.com/CELHCall:1-866-648-8133Email: paper@investorelections.com* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA

Celsius Holdings, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3PROPOSAL1. To elect as directors the ten nominees listed below to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified;1.01 John Fieldly1.02 Nick Castaldo1.03 Damon DeSantis1.04 Christy Jacoby1.05 Hal Kravitz1.06 Caroline Levy1.07 Cheryl Miller1.08 Fletcher Previn1.09 Joyce Russell1.10 John Short2. Non-binding advisory resolution regarding the compensation of our Named Executive Officers (Say on Pay);3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.